Filing pursuant to Rule 497(e)
									for The Hirtle Callaghan Trust
									1933 Act File No. 33-87762
									1940 Act File No. 811-8918

				THE HIRTLE CALLAGHAN TRUST

Supplement to Prospectus of September 15, 1997; the date of this Supplement is January 13, 1998for The Hirtle Callaghan Trust

The Growth Equity Portfolio: Investment Advisory Arrangements
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Goldman Sachs Asset Management ("GSAM") serves as Investment Manager for the
Growth Equity Portfolio. For its services to the Portfolio, GSAM currently receives a fee of 0.30%. GSAM, the principal offices of which are located at One New York Plaza, New York, New York 10004, is a separate operating division of Goldman Sachs. As of August 31, 1997, GSAM, together with its affiliates, managed total assets of in excess of $124.1 billion. Robert C. Jones, Victor Pinter and Kent Clark will be responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to GSAM. Mr. Jones, a chartered financial analyst and Managing Director of GSAM has been an officer and investment professional with GSAM since 1989. Mr. Pinter and Mr. Clarke, each of whom is a Vice President of GSAM, joined GSAM in 1990 and 1992, respectively.

The Trust has conditionally approved an amendment to the GSAM Agreement ("Performance Fee Amendment"). Under the Performance Fee Amendment, GSAM would be compensated based, in part, on the investment results achieved by it.
Under the amendment, the GSAM Agreement would permit GSAM to be compensated on a performance fee basis. In addition, the Performance Fee Amendment will not take effect unless and until certain relief is obtained from the SEC from certain rules adopted by the SEC. The relief sought would permit the proposed performance compensation to be based on the gross performance of that portion of the Portfolio's assets assigned by the Board to GSAM. There can be no assurance that the SEC will grant such relief. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to GSAM, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. Further information about the Performance Fee Amendment appears in the Statement of Additional Information.

The Growth Equity Portfolio: Investment Practices
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The Growth Equity Portfolio may also invest in certain instruments known as Standard & Poor's Depositary Receipts or "SPDRs" as part of its overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with the investments in the types of securities in which the Portfolio invests and/or in anticipation of future purchases, including to achieve market exposure pending investment, provided that the use of such strategies are not for speculative purposes and are otherwise consistent with the investment policies and restrictions adopted by the Portfolio.

The Value Equity Portfolio:  Investment Advisory Arrangements
--------------------------------------------------------------
Pursuant to an amendment to the Portfolio Management Agreements
between the Trust and Institutional Capital	Corporation ("ICAP"), which
amendment was also approved by shareholders of The Value Equity Portfolio at a special meeting held on January 12, 1998, the fee payable to ICAP by The Value Equity Portfolio will be increased from .30% of the average net assets of that portion of the Portfolio managed by ICAP to .35% of such assets. Such increase shall be come effective on February 2, 1998.

Administration, Distribution and Related Services
-------------------------------------------------
At its meeting held on September 12, 1997, the Board also approved amendments to those agreements pursuant to which BISYS Fund
Services, Inc. and certain of its affiliated companies ("BISYS")
 provide administration, transfer agency, accounting and distribution services to the Trust. At present, BISYS is compensated for its services under those agreements based on separate fee schedules. Effective October 1, 1997, the Trust will be provided with administration, transfer agency and fund accounting services for an all-inclusive fee payable ("Omnibus Fee"). The Omnibus Fee is to be computed daily and paid monthly in arrears, at an annual rate of .10% of the aggregate average daily net assets of the Value Equity, Growth Equity, Small Capitalization Equity and International Equity Portfolios and of any additional portfolios that invest primarily in equity securities that may be created by the Trust in the future, and .08% of the aggregate average daily net assets of the Limited Duration Municipal Bond Portfolio and of any additional portfolios that invest primarily in debt securities that may be created in the future by the Trust.